Harbor PanAgora Dynamic Large Cap Core ETF
Supplement dated July 28, 2026 to the Prospectus and Statement of Additional Information, dated March 1, 2026

Jaime H. Lee, Ph.D has announced her intention to retire from PanAgora Asset Management, Inc. (“PanAgora”) on December 31, 2026. She will continue to serve as a portfolio manager to the Harbor PanAgora Dynamic Large Cap ETF (the “Fund”) through December 31, 2026.
In connection with PanAgora’s succession planning, George D. Mussalli, CFA, PanAgora’s Chief Investment Officer, who has served as a portfolio manager to the Fund since 2024, will assume Dr. Lee’s responsibilities following her retirement.

Accordingly, effective immediately, the following is added to the information related to Dr. Lee in the “Fund Summary - Portfolio Managers” section of the Prospectus:
“Dr. Lee will serve as a portfolio manager for the Fund until her retirement from PanAgora on December 31, 2026”
Effective January 1, 2027, Dr. Lee will no longer serve as portfolio manager to the Fund at which point all reference to Dr. Lee is removed from the Prospectus and Statement of Additional Information.
Investors Should Retain This Supplement For Future Reference
S0726.P.SAI.ETF